                               POWER OF ATTORNEY


         The undersigned, a trustee and/or officer of Brandywine Realty Trust, a Maryland real estate investment trust (the "Trust"), revoking all prior powers of attorney given with respect to the matters described herein, hereby constitutes and appoints Gerard H. Sweeney, President and Chief Executive Officer, and Francine M. Haulenbeek, Vice President-Finance and Secretary, or either of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to sign for me, in my name in the capacities indicated above, any and all periodical or other reports required to be filed by the Trust with the Securities Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and any or all amendments and supplements hereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact or agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.












                                            /s/ Joseph L. Carboni
                                            -------------------------
                                               (Joseph L. Carboni)









Dated March 6, 1996

                               POWER OF ATTORNEY



         The undersigned, a trustee and/or officer of Brandywine Realty Trust, a Maryland real estate investment trust (the "Trust"), revoking all prior powers of attorney given with respect to the matters described herein, hereby constitutes and appoints Gerard H. Sweeney, President and Chief Executive Officer, and Francine M. Haulenbeek, Vice President-Finance and Secretary, or either of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to sign for me, in my name in the capacities indicated above, any and all periodical or other reports required to be filed by the Trust with the Securities Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and any or all amendments and supplements hereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact or agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.













                                              /s/ Peter P. DiLullo
                                             --------------------------
                                                 (Peter P. DiLullo)









Dated March 6, 1996

                               POWER OF ATTORNEY



         The undersigned, a trustee and/or officer of Brandywine Realty Trust, a Maryland real estate investment trust (the "Trust"), revoking all prior powers of attorney given with respect to the matters described herein, hereby constitutes and appoints Gerard H. Sweeney, President and Chief Executive Officer, and Francine M. Haulenbeek, Vice President-Finance and Secretary, or either of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to sign for me, in my name in the capacities indicated above, any and all periodical or other reports required to be filed by the Trust with the Securities Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and any or all amendments and supplements hereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact or agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.












                                               /s/ Garry P. Jerome
                                               -----------------------------
                                                  (Garry P. Jerome)









Dated March 6, 1996

                               POWER OF ATTORNEY



         The undersigned, a trustee and/or officer of Brandywine Realty Trust, a Maryland real estate investment trust (the "Trust"), revoking all prior powers of attorney given with respect to the matters described herein, hereby constitutes and appoints Gerard H. Sweeney, President and Chief Executive Officer, and Francine M. Haulenbeek, Vice President-Finance and Secretary, or either of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to sign for me, in my name in the capacities indicated above, any and all periodical or other reports required to be filed by the Trust with the Securities Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and any or all amendments and supplements hereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact or agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.












                                                /s/ Richard M. Osborne
                                                -----------------------------
                                                   (Richard M. Osborne)









Dated March 6, 1996